Supplement dated September 17, 2015 to the
Currently Effective Prospectus of Prudential MoneyMart Assets, Inc. (the Fund)

This supplement should be read in conjunction with your Prospectus and should be retained for future reference.

In connection with the amendments to Rule 2a-7 under the Investment Company Act of 1940 (the “Amended Rule”), the Board of Trustees/Directors of the Fund (the “Board”) has approved changes to the Fund’s investment policies to allow the Fund to qualify and begin operating as a “government money market fund,” as defined in the Amended Rule. In conjunction with these changes, the Board has also approved a name change for the Fund to “Prudential Government Money Market Fund.” Upon implementation of these changes, the Fund will invest at least 99.5% of its total assets in government securities, cash, and repurchase agreements collateralized fully by government securities or cash. For purposes of this policy, “government securities” mean any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

The Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 share price and does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. Please note, however, that the Board may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders and in conformance with the Amended Rule.

It is currently expected that the changes described above will become effective on or about the end of March 2016.

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